PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Global Real Estate Securities Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2014, as supplemented.

June 1, 2015

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements of PACE Global Real Estate Securities Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas) Inc., the fund's manager, the Board of Trustees of the Trust has approved the termination of CBRE Clarion Securities LLC as an investment advisor to the fund. Brookfield Investment Management Inc. will continue to serve as the fund's investment advisor.

Effective as of May 31, 2015, the Prospectuses and the SAI are hereby revised as follows:

All references to "CBRE Clarion Securities LLC" or "CBRE Clarion" as an investment advisor to PACE Global Real Estate Securities Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-714